General California

Municipal Money

Market Fund

ANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

     * Not FDIC-Insured
     * Not Bank-Guaranteed
     * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California
                                                    Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General California Municipal Money Market Fund, covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro.

When the period began, the Federal Reserve Board had just completed a series of short-term interest-rate cuts in an attempt to stimulate economic growth after the spread of a global financial crisis in overseas markets. Their strategy apparently worked, because signs of renewed economic strength in the U.S. and abroad became evident early in 1999, fueling fears that inflationary pressures might re-emerge. The Federal Reserve then reversed course, raising short-term interest rates three times during the summer and fall of 1999, effectively eliminating all of last fall' s interest-rate cuts. Higher interest rates generally led to higher yields on most money market securities, including tax-exempt instruments.

We appreciate your confidence over the past year, and we look forward to your continued participation in General California Municipal Money Market Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 1999

2

DISCUSSION OF FUND PERFORMANCE

Jill Shaffro, Portfolio Manager

How did General California Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 1999, the fund's Class A shares produced a tax-exempt yield of 2.41%, while Class B shares provided a tax-exempt yield of 2.04% . Taking into account the effects of compounding, the fund's effective yields for Class A and Class B shares were 2.44% and 2.06%, respectively.(1) The fund's Class A and B shares provided total returns of 2.44% and 2.06% , respectively.(2) These results compare to the Lipper California Tax-Exempt Money Market Funds category average return of 2.45% over the same period.(3)

What is the fund's investment approach?

The fund seeks a high level of federal and California state tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality tax-exempt money market instruments from California issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase of new issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which tend to lengthen the fund's average maturity. If we anticipate limited new issue supply, we may extend the portfolio' s
                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was affected by rising interest rates over the past year. In the first quarter of 1999, it became apparent that the U.S. economy was growing more strongly than most analysts expected, raising concerns that inflationary pressures might re-emerge. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999. Because the market anticipated these rate hikes before they were announced, tax-exempt money market yields had already begun to rise by the time the monetary policy changes were actually implemented.

However, tax-exempt money market yields did not rise as much as comparable taxable yields. Many states and municipalities throughout the country -- including California -- have enjoyed higher tax revenues during this period of economic prosperity, which have enabled them to decrease their annual debt borrowings.

What is the fund's current strategy?

We have continued to focus on very high quality, liquid money market instruments from a wide array of California issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. VRDNs can be redeemed at the buyer's option after either one day or seven days, which affords the fund a high degree of liquidity as well as high credit quality. Accordingly, as of November 30, much of the portfolio was composed of VRDNs. The remainder was comprised primarily of tax-exempt commercial paper and tax-exempt notes. Of course, portfolio composition will change over time.

4

As the end of the year approaches, we have maintained a neutral weighted average maturity in order to help protect the fund from any market disruptions that Y2K-related or year-end factors may present.

December 15, 1999

1 EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. PERFORMANCE FIGURES PROVIDED FOR CLASS B SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B RETURN WOULD HAVE BEEN LOWER. WITHOUT THE EXPENSE ABSORPTION, THE FUND'S CLASS B SHARES WOULD HAVE PRODUCED A TAX-EXEMPT YIELD OF 1.91% AND AN EFFECTIVE YIELD OF 1.89%.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                     The Fund 5

STATEMENT OF INVESTMENTS

November 30, 1999

                                                                                             Principal
TAX EXEMPT INVESTMENTS--98.5%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--93.1%

Alameda County Industrial Development Authority,

  Revenue, VRDN (Spectrum Label Corp.)

   3.75%, Series A (LOC; Wells Fargo Bank)                                                    4,000,000  (a)           4,000,000

Anaheim Housing Authority, MFHR, VRDN, Refunding

  (Villas at Anaheim Hill)

   3.70% (LOC; National Bank of Canada)                                                       8,850,000  (a)           8,850,000

Butte County Office of Education, TRAN

   4.25%, 11/16/2000                                                                          6,000,000                6,033,259

California Health Facilities Financing Authority, Revenue,

  VRDN (Catholic Health Care)

  3.80%, Series D (Insured; MBIA and Liquidity Facility;

   Rabobank Nederland)                                                                       10,400,000  (a)          10,400,000

California Housing Finance Agency, Single Family

   Mortgage Purchase Revenue 3%, Series B, 2/1/2000                                           2,995,000                2,995,000

California Pollution Control Financing Authority, VRDN:

  PCR, Refunding:

    (Sierra Pacific Industries Project)

         3.80% (LOC; Bank of America)                                                         5,000,000  (a)           5,000,000

      (Pacific Gas and Electric):

         3.50%, Series A (LOC; Union Bank of Switzerland)                                     5,000,000  (a)           5,000,000

         3.50%, Series C (LOC; Bank of America)                                               3,400,000  (a)           3,400,000

         3.50%, Series D (LOC; Union Bank of Switzerland)                                     2,300,000  (a)           2,300,000

         3.55%, Series B (LOC; Deutsche Bank)                                                 1,000,000  (a)           1,000,000

         3.55%, Series G (Corp. Guaranty; Pacific Gas and

            Electric)                                                                         9,050,000  (a)           9,050,000

         3.60%, Series C (LOC; Kredietbank)                                                  11,050,000  (a)          11,050,000

         3.70%, Series B (LOC; Rabobank Nederland)                                            6,400,000  (a)           6,400,000

         3.90%, Series E (LOC; Morgan Guaranty

            Trust Co.)                                                                        5,600,000  (a)           5,600,000

   RRR (Arco Chemical Co. Project)

      3.60%, Series A (LOC; Arco Chemical Co.)                                                2,100,000  (a)           2,100,000

   SWDR:

      (Colmac Energy Project) 3.60%, Series A

         (LOC; Union Bank of Switzerland)                                                     5,635,000  (a)           5,635,000

      (Evergreen Distributors) 3.80%, Series A

         (LOC; California State Teacher Retirement)                                           2,525,000  (a)           2,525,000

      (Shell Oil Co. Martinez Project):

         3.50%, Series A (Corp. Guaranty; Shell Oil Co.)                                     13,200,000  (a)          13,200,000

         3.50%, Series B (Corp. Guaranty; Shell Oil Co.)                                      8,600,000  (a)           8,600,000

California Public Capital Improvements Financing

  Authority, Revenue (Pooled Project)

  3.35%, Series C, 12/15/1999

   (LOC; National Westminister Bank)                                                         14,000,000               14,000,000

6

                                                                                             Principal
TAX EXEMPT MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California School Cash Reserve Program Authority

   4%, Series A, 7/3/2000 (Insured; AMBAC)                                                   15,000,000               15,076,890

California School Facilities Financing Corporation, COP

  VRDN (Capital Improvements Financing Project)

   3.55%, Series D (LOC; Kredietbank)                                                        10,000,000  (a)          10,000,000

State of California:

   3.20%, Series BJ, 6/1/2000                                                                15,000,000               15,000,585

   CP 3.65%, 2/11/2000 (Liquidity Facility: Bayerische

      Landesbank,Commerzbank, Credit Agricole de

      Indosuez, Credit Local de France, Landesbank Hessen

      Thurig, Morgan Guaranty Trust Co., Toronto-

      Dominion Bank and Westdeutsche Landesbank)                                             30,540,000               30,540,000

California Statewide Community Development Authority:

  Multi-Family Revenue, VRDN (Canyon Creek

      Apartment) 3.65%, Series C (Corp. Guaranty; FNMA)                                      11,800,000  (a)          11,800,000

   Revenue, TRAN 4%, Series A-1, 6/30/2000 (Insured; FSA)                                    11,000,000               11,048,894

California State Department of Water Resources

  Central, Revenue, Refunding, Water System (Central

   Valley Project) 5%, Series T, 12/1/1999                                                    8,000,000                8,000,000

City of Camarillo, MFHR, VRDN (Heritage Park)

   3.55%, Series A (Corp. Guaranty; FNMA)                                                     6,400,000  (a)           6,400,000

City of Clovis, MFHR, VRDN

  (Fowler Place Apartments Project)

   3.60% (LOC; Wells Fargo Bank)                                                              7,200,000  (a)           7,200,000

City of Daly Housing Development Finance Agency,

  Multi-Family Revenue, Refunding VRDN

  (Serramonte Del Rey) 3.50%, Series A (Corp.

   Guaranty; FNMA)                                                                           16,000,000               16,000,000

Contra Costa County, Board of Education, TRAN

   3.75%, 6/30/2000                                                                           5,000,000                5,018,238

Dublin Housing Authority, Multi-Family Revenue, VRDN

   (Park Sierra) 3.65%, Series A (LOC; Kredietbank)                                           4,400,000  (a)           4,400,000

Fresno, MFHR, Refunding, VRDN (Heron Points

   Apartments) 3.60% (LOC; Wells Fargo Bank)                                                  5,000,000  (a)           5,000,000

Garden Grove Housing Authority, Multi-Family

  Revenue, VRDN (Valley View Senior Villas Project)

   3.75% (LOC; Wells Fargo Bank)                                                              5,900,000  (a)           5,900,000

Huntington Beach, MFHR, VRDN (Five Points Seniors

   Project) 3.65%, Series A (Corp. Guaranty; FNMA)                                            3,100,000  (a)           3,100,000

Irvine Ranch Water District, Consolidated

  Improvement District, VRDN

   3.85% (LOC; Toronto-Dominion Bank)                                                         5,475,000  (a)           5,475,000

                                                                                                                        The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Irwindale, IDR, VRDN (Toys R Us Inc. Project)

   5% (LOC; Deutsche Bank)                                                                    3,000,000  (a)           3,000,000

Los Angeles, VRDN:

  MFHR

    (Beverly Park Apartments) 3.60%, Series A

         (LOC; Federal Home Loan Banks)                                                       9,600,000  (a)           9,600,000

      Collateral (Oakwood Apartments) 3.65% (LOC; State

         Street Bank and Trust Co.)                                                          12,255,000  (a)          12,255,000

      (Fountain Park Project) 3.55% (Corp. Guaranty

         FNMA)                                                                                4,400,000  (a)           4,400,000

   Multi-Family Revenue (Loans To Lender Program)

      3.60%, Series A (LOC; Federal Home Loan Banks)                                          2,300,000  (a)           2,300,000

      3.60%, Series B (LOC; Federal Home Loan Banks)                                         10,000,000  (a)          10,000,000

Los Angeles County, TRAN 4%, 6/30/2000                                                        9,000,000                9,034,292

Los Angeles County Metropolitan Transportation

  Authority, Sales Tax Revenue, Refunding, VRDN

  3.50%, Series A (Insured; MBIA and Liquidity Facility;

   Credit Locale De France)                                                                  10,955,000  (a)          10,955,000

Los Angeles County Transport Commission,

  Sales Tax Revenue, Refunding, VRDN

  3.50%, Series A (LOC; Bayerische Landesbank and

   Insured; FGIC)                                                                            11,400,000  (a)          11,400,000

Metropolitan Water District, Water Works District,

  Revenue 3.65%, Series B, 6/1/2000 (LOC; Bank

   of America)                                                                                7,000,000                7,000,000

Newport Beach, Revenue, VRDN:

  (Hoag Memorial Hospital) 3.60%, Series C (LOC; Hoag

      Memorial Hospital)                                                                      7,500,000  (a)           7,500,000

   (Hoag Memorial Hospital Presbyterian) 3.60%

      (LOC; Hoag Memorial Hospital)                                                          29,060,000  (a)          29,060,000

Oakland Joint Powers Financing Authority, Lease Revenue, VRDN

  3.55%, Series A-2 (LOC; Commerzbank and

   Insured; FSA)                                                                              5,000,000  (a)           5,000,000

Oakland Union School District, Tax Revenue

   4%, 11/17/2000                                                                             7,000,000                7,021,400

Orange County, Apartment Development Revenue,

  VRDN:

    (Foothill Oaks Apartment) 3.60%, Series B

         (LOC; Bank of America)                                                               5,000,000  (a)           5,000,000

      Refunding:

         (Villa La Paz) 3.55%, Series F (LOC; FNMA)                                          11,500,000  (a)          11,500,000

         (Wlco LF) 3.55%, Series G, (LOC; FNMA)                                               5,000,000  (a)           5,000,000

8

                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Oxnard Industrial Development Authority, IDR,

  VRDN:

    (Accurate Engineering Project)

         3.80% (LOC; California State Teacher Retirement)                                     2,435,000  (a)           2,435,000

      (Western Saw Manufacturers)

         3.80% (LOC; California State Teacher Retirement)                                     3,600,000  (a)           3,600,000

Riverside County School Financing Authority,

   RAN 4%, Series A, 8/1/2000                                                                 5,000,000                5,017,643

Sacramento County Housing Authority, MFHR,

   Refunding, VRDN 3.55%, Series C (LOC; FNMA)                                                8,100,000  (a)           8,100,000

San Bernardino County, Refunding, VRDN:

  COP (Medical Center Financing Project)

      3.58%, (LOC; Landesbank Hessen and Insured; MBIA)                                       9,500,000  (a)           9,500,000

   MFHR:

      (Evergreen Apartments) 3.55%, Series A (LOC; FNMA)                                      4,700,000  (a)           4,700,000

      (Sycamore Terrace) 3.55%, Series A (LOC; FNMA)                                          2,850,000  (a)           2,850,000

San Diego, Area Local Government, COP,

   TRAN 4%, Series A 6/30/2000                                                                5,000,000                5,023,843

San Jose, MFHR, VRDN

  (Sienna at Renaissance Square Apartments)

   3.70%, Series A (LOC; Landesbank Hessen)                                                  12,000,000  (a)          12,000,000

Simi Valley, VRDN, MFHR:

   (Shadowridge Apartments) 3.65% (LOC; Citibank)                                             7,800,000  (a)           7,800,000

   3.65% (LOC; Citibank)                                                                        100,000  (a)             100,000

South Coast Local Education Agency, Notes

   Participation, TRAN 4%, Series A, 6/30/2000                                                5,500,000                5,520,316

U.S. RELATED--5.4%

Commonwealth of Puerto Rico

  Government Development Bank, CP:

      3.25%, 12/9/1999                                                                        8,000,000                8,000,000

      3.35%, 1/20/2000                                                                        4,700,000                4,700,000

      3.35%, 2/17/2000                                                                        8,535,000                8,535,000

      3.68%, 3/9/2000                                                                         5,000,000                5,000,000

Commonwealth of Puerto Rico Highway and

  Transportation Authority, Transportation Revenue,

  VRDN 3.65%, Series A (LOC; Bank of Nova Scotia and

   Insured; AMBAC)                                                                            3,000,000  (a)           3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $533,005,360)                                                             98.5%              533,005,360

CASH AND RECEIVABLES (NET)                                                                         1.5%                8,198,820

NET ASSETS                                                                                       100.0%              541,204,180

                                                                                                                        The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC         American Municipal Bond                               MFHR            Multi-Family
                  Insurance Corporation                                                  Housing Revenue

COP           Certificate of Participation                          PCR             Pollution Control Revenue

CP            Commercial Paper                                      RAN             Revenue Anticipation Notes

FGIC          Financial Guaranty Insurance Company                  RRR             Resources Recovery Revenue

FNMA          Federal National Mortgage Association                 SWDR            Solid Waste Disposal Revenue

FSA           Financial Security Assurance                          TRAN            Tax and Revenue
                                                                                         Anticipation Notes
IDR           Industrial Development Revenue
                                                                    VRDN            Variable Rate
LOC           Letter of Credit                                                           Demand Notes

MBIA          Municipal Bond Investors
                  Assurance Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                        SP1+/SP1, A1+/A1                           96.1

AAA/AA (b)                       Aaa/Aa (b)                            AAA/AA (b)                                  2.4

Not Rated (c)                    Not Rated (c)                         Not Rated (c)                               1.5

                                                                                                                 100.0


A    SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

B NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

C SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S OR STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

D AT NOVEMBER 30, 1999, THE FUND HAD $167,250,000 (30.9%) INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                                             Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           533,005,360   533,005,360

Cash                                                                  5,396,449

Interest receivable                                                   3,048,860

Prepaid expenses and other assets                                        20,604

                                                                    541,471,273
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           209,781

Due to Distributor                                                          258

Accrued expenses                                                         57,054

                                                                        267,093
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      541,204,180
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     541,420,638

Accumulated net realized gain (loss) on investments                    (216,458)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      541,204,180

NET ASSET VALUE PER SHARE

                                                                                                   Class A      Class B
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   523,889,875  17,314,305

Shares Outstanding                                                                               524,105,771  17,314,867
-------------------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE ($)                                                                           1.00        1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                    The Fund 11

STATEMENT OF OPERATIONS

Year Ended November 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,165,775

EXPENSES:

Management fee--Note 2(a)                                            2,175,093

Shareholder servicing costs--Note 2(c)                                 300,354

Distribution fees (Class B)--Note 2(b)                                  27,907

Professional fees                                                       51,016

Custodian fees                                                          44,925

Registration fees                                                       43,436

Prospectus and shareholders' reports                                    33,586

Trustees' fees and expenses--Note 2(d)                                  25,175

Miscellaneous                                                           10,339

TOTAL EXPENSES                                                       2,711,831

Less--reduction in shareholder servicing costs

   due to undertaking--Note 2(c)                                       (17,966)

NET EXPENSES                                                         2,693,865

INVESTMENT INCOME--NET                                              10,471,910
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                (12,835)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,459,075

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                           -------------------------------------

                                                     1999            1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,471,910           9,790,386

Net realized gain (loss) on investments           (12,835)             (8,381)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   10,459,075           9,782,005
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (10,183,779)          (9,626,016)

Class B shares                                  (288,131)            (164,370)

TOTAL DIVIDENDS                              (10,471,910)          (9,790,386)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold:

Class A shares                              1,607,160,863         820,634,796

Class B shares                                 81,160,149          57,212,398

Dividends reinvested:

Class A shares                                  9,464,698           8,929,793

Class B shares                                    287,588             162,222

Cost of shares redeemed:

Class A shares                             (1,428,449,295)        (854,932,309)

Class B shares                                (72,892,744)         (51,283,460)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           196,731,259          (19,276,560)

TOTAL INCREASE (DECREASE) IN NET ASSETS       196,718,424          (19,284,941)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           344,485,756           363,770,697

END OF PERIOD                                 541,204,180           344,485,756

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                         Four Months
                                                                               Ended
                                             Year Ended November 30,     November 30,               Year Ended July 31,
                                           ----------------------------------------------------------------------------------------

CLASS A SHARES                                  1999         1998            1997(a)         1997           1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period            1.00        1.00             1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                           .024        .027             .010           .029           .029          .031

Distributions:

Dividends from investment income--net           (.024)      (.027)           (.010)         (.029)         (.029)        (.031)

Net asset value, end of period                  1.00        1.00             1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                2.44        2.78             2.96(b)        2.95           2.94          3.14

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets          .61         .64              .70(b)         .64            .65           .52

Ratio of net investment income

   to average net assets                        2.42        2.74             2.97(b)        2.91           2.91          3.07

Decrease reflected in above expense

  ratios due to undertakings

   by the Manager                                 --          --               --            --             --            .11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)        523,890     335,726           361,102       327,226       390,155        463,404

A  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

B  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14

                                                                         Four Months
                                                                           Ended
                                             Year Ended November 30,     November 30,               Year Ended July 31,
                                           ----------------------------------------------------------------------------------------

CLASS B SHARES                                   1999          1998          1997(a)               1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           1.00          1.00          1.00                 1.00             1.00

Investment Operations:

Investment income--net                            .020          .024          .009                 .026             .025

Distributions:

Dividends from investment
   income--net                                   (.020)        (.024)        (.009)               (.026)           (.025)

Net asset value, end
   of period                                     1.00          1.00          1.00                 1.00              1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 2.06          2.39          2.57(b)              2.61              2.56
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                     .95          1.00          1.00(b)              1.00              1.00

Ratio of net investment income
   to average net assets                         2.06          2.34          2.62(b)              2.52              2.45

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                    .13          .07           .13(b)                .07               .08
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ X 1,000)                          17,314        8,760         2,669                  928             5,475

A  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

B  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund 15


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General California Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales load. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

16

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $20,972 during the period ended November 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital
                                                                    The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $217,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. If not applied, $8,200 of the carryover expires in fiscal 2001, $113,800 expires in fiscal 2002, $33,000 expires in fiscal 2003, $19,000 expires in fiscal 2004, $21,000 expires in fiscal 2005, $9,000 expires in fiscal 2006 and $13,000 expires in fiscal 2007.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund' s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan" ), adopted pursuant to Rule 12b-1 under the Act, Class B shares directly bear the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B shares Distribution Plan. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing their shares at an annual rate up to .20 of 1% of the value of the average daily net assets of Class B shares.

18

During the period ended November 30, 1999, Class B shares were charged $27,907 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan" ), Class A shares reimburse Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, Class A shares were charged $150,789 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B (" Class B Shareholder Services Plan" ), Class B shares pay the Distributor, for the provision of certain services to the holders of Class B shares, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 1998 through November 30, 1999, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded 1% of the value of the average daily net assets of Class B, the Manager would reimburse the expenses of the fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under such Plan. During the period ended
                                                                    The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 1999, Class B shares were charged $41,860, of which $17,966 was reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $69,911 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

20

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

General California Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of General California Municipal Money Market Fund, including the statement of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Money Market Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
January 5, 2000

                                                                    The Fund 21


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1999 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).


NOTES

                                                           For More Information

                        General California
                        Municipal Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  573AR9911